TABLE OF CONTENTS
                                 RIDER TO LEASE

ARTICLE                                                                   PAGE
-------                                                                   ----


36.   DEFINITIONS; DEMISED PREMISES;
      ADJUSTED MINIMUM RENT..................................................1


37.   COMMENCEMENT OF TERM; COMMENCEMENT DATE AND
      TERMINATION DATE.......................................................4


38.   TENANT'S POSSESSION....................................................4


39.   HEATING, AIR-CONDITIONING AND VENTILATION; LEGAL
      HOLIDAYS "AFTER HOURS".................................................4


40.   ELECTRIC CURRENT.......................................................5


41.   LIABILITY INSURANCE....................................................5


42.   RISK INSURANCE.........................................................6


43.   PARKING FACILITIES.....................................................6


44.   ACCESS AND COMMON AREAS................................................6


45.   RELOCATION.............................................................7


46.   BROKE..................................................................7


47.   CLEANING SERVICES......................................................7


48.   ASSIGNMENT AND SUBLETTING..............................................7


49.   TENANT'S COOPERATION; REASONABLE MODIFICATIONS,
      ESTOPPEL CERTIFICATE..................................................11


50.   LIMITATION OF LIABILITY;
      DEFINITION OF "LANDLORD"..............................................11


51.   STATUTORY WAIVER; NOTICE BY TENANT....................................12


52.   JOINT AND PERSONAL LIABILITY..........................................12


53.   PERSONAl, TAXES.......................................................12


54.   BUILDING CHANGES......................................................12


55.   HOLDING OVER..........................................................12


56.   RESTRICTIVE COVENANT FOOD SERVICE.....................................13


57.   NOTICES...............................................................13


58.   INTERPRETATION........................................................13


59.   NO OFFER OR AGREEMENT.................................................14


60.   DAMAGES...............................................................14


61.   BANKRUPTCY............................................................15


62.   SECURITY..............................................................15


63.   PARTNERSHIP...........................................................16


64.   RENEWAL OPTION........................................................16


                                       i

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65.   ECRA COMPLIANCE.......................................................18


      SIGNATURE PAGE........................................................20

                                 RIDER TO LEASE
                                 --------------

DATED:            July 1, 1992

LANDLORD:         7 Becker Farm Associates

TENANT:           Peter T. Maher and Raymond Schwartz

PREMISES:         Portion of the 4th floor
                  7 Becker Farm Road
                  Roseland, New Jersey


               36. DEFINITIONS; DEMISED PREMISES;
                   ADJUSTED MINIMUM RENT
               ----------------------------------

               36.1. Definitions. For purposes of this Article, the following terms shall have the meanings set forth below:

               (1) Assessed Valuation shall mean the assessed valuation of the Real Estate for the First Tax Year, as such assessed valuation is or may be ultimately determined by final administrative or judicial proceeding, or by abatement by an appropriate taxing authority;

               (2) Base Tax Rate shall mean. the real estate tax rate in effect on the date of this Lease;

               (3) First Operating Year shall mean the calendar year ending December 31, 1992. Operating Year shall mean any calendar year thereafter;

               (4) First Tax Year shall mean the calendar year ending December 31, 1992. Tax Year shall mean any calendar year thereafter;

               (5) Land shall mean the land described in Exhibit C to this Lease;

               (6) Occupancy Percentage shall be as defined in Section 36.2;

               (7) Real Estate Tax Base shall mean the amount determined by multiplying the Assessed Valuation by the Base Tax Rate;

               (8) Taxes shall mean all real estate taxes, charges and assessments imposed upon the Land, Building and other improvements thereon or the occupancy or leasing thereof (collectively, the "Real Estate"). If any franchise, capital stock, capital gains, rent, income, profit or any other tax or charge shall be imposed upon all or any part of the Real Estate, such franchise, capital stock, capital gains, rent, income, profit or other tax or charge shall be deemed included in the term "Taxes" for the purposes of this Article. Landlord shall have the exclusive right, but not the obligation, to contest or appeal any Tax assessment levied on the Real Estate by any governmental or quasi-governmental authority;

               36.2. The Demised Premises shall be deemed to contain a floor area of 1,534 square feet and the building of which the Demised Premises form a part ("Building" or "building") shall be deemed to contain a total floor area of 90,042 square feet. Tenant's Occupancy Percentage shall be deemed to be 1.7 percent.

               36.3. Adjusted Minimum Rent shall mean the Minimum Rent as increased in accordance with this Article to reflect any increase in Taxes and Building Operating Costs. Tenant shall pay such increases as additional rent as hereinafter provided.

               36.4. Taxes. (1) If the Taxes for any Tax Year during the term of this Lease shall be greater than the Real Estate Tax Vase, then Tenant shall pay to Landlord, as additional rent, an amount equal to the Occupancy Percentage of such excess.

               (2) Upon the issuance by the respective taxing authorities having jurisdiction over the Real Estate of a bill or bills for the Taxes imposed upon the Real Estate for the First Tax year, Landlord shall submit a copy of such bill or bills to Tenant. Thereafter, on or about each anniversary of said date, Landlord shall submit to Tenant a copy of the latest tax bill or bills for the Taxes for each subsequent Tax Year indicating each change in the Taxes and the effective date of such change together with a statement (the "Tax Statement")which shall indicate the amount, if any, required to be paid by Tenant as additional rent. Within 30 days after the issuance of the Tax Statement, Tenant shall pay the additional rent as set forth therein. Any payments due pursuant to this Article for a period of less than a full Tax Year, either at the commencement or at the end of the term of this Lease, shall be ratably apportioned.

               (3) If at any time the taxing jurisdiction in which the Real Estate is located should change its method of valuating the Real Estate for the First Tax Year as part of a general revaluation program ("Revaluation"), then, the provisions of Sections 36.1(2) and 36.1(l) above notwithstanding, for purposes of computing the Real Estate Base pursuant to Section 36.1(7)Landlord may, at its option, use one of the following methods:

                    (a) The  Assessed  Valuation  shall be the  amount  for
               which the Real Estate would have been assessed for the First Tax Year if there had been no Revaluation, and the Base Tax Rate shall be as defined in Section 36.1(2) above, or

                    (b) The Assessed  Valuation  shall be the actual amount
               assessed, and the Base Tax Rate shall be the real estate tax rate as subsequently reduced by the taxing jurisdiction in connection with the Revaluation.

               Landlord shall inform the Tenant as to which of the above two methods Landlord has elected at such time as Landlord submits the Tax Statement to Tenant.

               36.5. Building Operating Costs. (1) Tenant hereby agrees that for each Operating Year during the term of this Lease for which the total Building Operating Costs (as hereinafter defined)shall exceed the Building Operating Costs for the First Operating Year, Tenant shall pay to Landlord, as additional rent, an amount equal to the Occupancy Percentage of such excess within 30 days after presentation of Landlord's statement (the "Operating Statement") therefor. The Operating Statement shall indicate (i) the initial additional amount required to be paid by Tenant as additional rent as in this Article provided;
(ii) the Tenant's new Adjusted Minimum Rent; and (iii) the manner in which such adjustment is computed. Landlord shall present its Operating Statement within 90 days after the commencement of each such Operating Year ("Billing Date"). Tenant shall thereafter, for the balance of that Operating Year and for that portion of the next Operating Year until the Billing Date during such year, make monthly payments of 1/12th of such increase to reflect the change as of the Billing Date, which amounts shall be credited for the account of Tenant against the annual payment due on the succeeding Billing Date.

               (2) The "Building Operating Costs" shall include each and every expense incurred in connection with the ownership, administration, management, operation, repair, replacement and maintenance of the Real Estate, including but not limited to, wages, salaries and fees paid to persons either employed by Landlord or engaged as independent contractors in the operation of the Real Estate, and such other typical items of expense as indicated below. All such costs and the values allocated to services rendered and supplies delivered shall be reflected on the comparative statement which shall be exhibited to the Tenant upon request.

               (3) The expenses referred to in this Article shall be determined in accordance with sound accounting principles. So long as Tenant is not in default under any provisions of this Lease, Tenant or its representatives shall have the right, at its own expense, upon reasonable notice and during reasonable hours, to inspect the books of Landlord for the purpose of verifying the information contained in any Operating Statement, provided prior written request for such inspection shall be made by Tenant and further provided that such request is made within sixty (60) days of receipt of the Operating Statement to be verified. Any Operating Statement not verified within said sixty (60) day period shall be deemed to be correct.

               (4) Some of the typical items of expense which comprise or may comprise the Building Operating Costs and to be included in the Statement are or may be: (a)general repairs and maintenance; (b) utility costs, including but not limited to, cost of electricity to power HVAC units serving the entire Building (both tenant and common areas), cost of oil or other fuel required to heat the entire Building, cost of electricity to light the common areas; (c) cleaning costs, including but not limited to, window cleaning, general interior office cleaning, cleaning of common areas; (d) service contracts, including but not limited to, contracts for elevator service, BVAC service, rubbish removal, carting, janitorial and watchman services and snow removal; (e) costs of landscaping; (f) costs of insurance; (g) fees and/or salaries of superintendents, engineers, mechanics, custodians; (h) towel service for common lavatories; and (i) sales and use taxes.

               (5)  Anything  to the  contrary  contained  in  this  Article  36 notwithstanding, if the average occupancy of the Building is less than ninety-five (95%) percent during the First Operating Year, then Landlord shall make a determination ("Landlord's Determination")of what the Building Operating Costs for such year would have been if during the entire year the average tenant occupancy of the Building were ninety-five (95%) percent. Landlord's Determination shall be binding and conclusive upon Tenant and shall for all purposes of this Lease be deemed to be the Building Operating, Costs for the First Operating Year. Landlord shall notify Tenant of Landlord's Determination within ninety (90) days following the last day of the First Operating Year. Thereafter, if for any subsequent Lease year the average tenant occupancy of the Building is below ninety-five (95%) the Building Operating Costs for any such year shall be adjusted by Landlord to the amount that such Building Operating Costs would have been if the average tenant occupancy during that year had been ninety-five (95%)percent.

               36.6. If, pursuant to any Tax Statement or Operating Statement showing Taxes or Building Operating Costs for any year subsequent to the First Tax Year or First Operating Year, respectively, there shall be an additional amount payable or a refund due with respect to Taxes and/or Building Operating Costs for the period covered by such statement(s), such amount shall be calculated, and any amount payable by the Tenant to the Landlord as additional rent shall be promptly paid, or the amount due to the Tenant shall be credited against amounts owing Landlord. However, it is agreed by the parties that any refund shall not in any way operate to reduce the Minimum Rent. If such calculation takes place and/or any payment in connection herewith becomes payable after the expiration of the term of this Lease, this provision shall be deemed to have survived such expiration.

               36.7. Any increase in additional rent under this Article shall be prorated for the final Operating Year if such Operating Year covers a period of less than twelve (12) full months. Tenant's obligation to pay additional rent under this Article for the final Operating Year shall survive the expiration of the term of this Lease.

               36.8. In the event that the payment of any sum required to be paid by Tenant to Landlord under this Lease (including, without limiting the generality of the foregoing, Minimum Rent, Adjusted Minimum Rent, or payment made by Landlord under any provision of this Lease for which Landlord is entitled to reimbursement by Tenant) shall become overdue for 10 days beyond the date on which they are due and payable as provided in this Lease, then a delinquency service charge equal to four percent of the amount overdue shall become immediately due and payable to Landlord as liquidated damages for Tenant's failure to make prompt payment. Further, such delinquency service charge shall be payable on the first day of the month next succeeding the month during which such late charges become payable as additional rent, together with interest at the maximum rate permitted by law on the amounts overdue from the date on which they became due and payable. In the event of nonpayment of any delinquency service charges and interest provided for above, Landlord shall have, in addition to all other rights and remedies, all the rights and remedies provided for herein and by law in the case of nonpayment of rent. No failure by Landlord to insist upon the strict performance by Tenant of Tenant's obligations to pay late charges shall constitute a waiver by Landlord of its rights to enforce the provisions of this Section 36.8 in any instance thereafter occurring. The provisions of this Section 36.8 shall not be construed in any way to extend any time period provided for in this Lease.

               36.9. If Tenant fails to remit when due any sum required to be paid by Tenant to Landlord under this Lease (including, without limiting the generality of the foregoing, Minimum Rent, Adjusted Minimum Rent, or payment made by Landlord under any provision of this Lease for which Landlord is entitled to reimbursement by Tenant), Landlord may, in addition to all other rights and remedies provided herein and by law, serve a written notice of cancellation of this Lease upon Tenant and upon the giving of said notice of cancellation, this Lease and the term thereof shall terminate and expire as fully and completely as if the day on which said notice of cancellation was given were the day herein definitely fixed for the end and expiration of this Lease and the term thereof and Tenant shall then quit and surrender the Demised Premises to Landlord but Tenant shall remain liable as herein provided. Following each second consecutive monthly installment of Adjusted Minimum Rent that remains unpaid for longer than ten (10) days beyond the date on which same is due and payable, Landlord may, in addition to all other rights and remedies provided herein and by law, require that (i) beginning with the first monthly installment of Adjusted Minimum Rent next due, the Adjusted Minimum Rent shall no longer be paid in monthly installments but shall be payable in advance on a quarterly basis and/or (ii) Tenant increase the amount of the security deposited with Landlord by an amount equal to two (2) months Minimum Rent. If Tenant shall deliver to Landlord a check that is returned unpaid for any reason, Tenant shall pay Landlord ONE HUNDRED AND 00/100 DOLLARS ($100.00) for Landlord's expense in connection therewith and said charge shall be payable to Landlord on the first day of the next succeeding month as additional rent.

               37. COMMENCEMENT OF TERM; COMMENCEMENT
                   DATE AND TERMINATION DATE
               --------------------------------------

               37.1. The parties intend that the Lease shall commence ("Commencement Date") on the earlier of (i) August 1, 1992; or (ii) the date on which Landlord has procured a temporary or permanent Certificate of Occupancy, permitting occupancy of the Demised Premises by Tenant; or (iii) the date on which Tenant shall have taken possession of all or any part of the Demised Premises.

               37.2. On or about the Commencement Date, Landlord shall deliver to Tenant a notice ("Commencement Date Notice") fixing the Commencement Date and termination date which shall be a date two (2) years after the Commencement Date ("Termination Date"). Tenant shall acknowledge receipt of the Commencement Date Notice by signing a copy of same and returning it to Landlord within five (5) days of the receipt thereof.

               37.3. The date upon which Tenant's obligation to pay Minimum Rent due hereunder commences ("Rent Commencement Date") shall be deemed to be the Commencement Date. Notwithstanding the foregoing, Tenant shall pay Landlord upon the execution of this Lease the first monthly installment of Minimum Rent and the security referred to in Articles 34 and 62 hereof.

               37.4. If, prior to the Commencement Date, Tenant shall enter the Demised Premises to make any installations of its equipment, fixtures and furnishings, Landlord shall have no liability for any personal injury or property damage suffered by Tenant.

               38. TENANT'S POSSESSION
               -----------------------

               38.1. As a condition of Landlord's agreement hereunder, Tenant agrees to take possession of and accept the Demised Premises in their "as is" condition as of the Commencement Date. In this regard, Landlord shall have no obligation to do any work or perform any services with respect to the Demised Premises, except that Landlord shall (i), in a manner adopted by Landlord as standard for the Building, shampoo once the carpeting that is on the floor of the Demised Premises on the date hereof and (ii) apply once to the partition walls of the Demised Premises that are painted on the date hereof one coat of paint of a quality adopted by Landlord as standard for the Building in the same color as exists on said partition walls as of the date hereof.

               39. HEATING,  AIR-CONDITIONING  AND  VENTILATION;
                   LEGAL HOLIDAYS "AFTER HOURS"
               -------------------------------------------------

               39.1. Notwithstanding the provisions of subsections (b) and (e) of Article 29 of this Lease, but subject to all of the other terms, covenants and conditions of said Article 29, Landlord shall provide and furnish appropriate heat, air-conditioning or ventilation to the Demised Premises between the hours of 8: 00 a. m. to 6: 00 p. m., Monday through Friday, other than Legal Holidays (which are listed on Exhibit "E"), attached to this Lease.

               39.2.  At all other times not  otherwise  provided for in Section
39.1 above, Landlord agrees that it shall, upon prior written request from Tenant, provide after-hours air-conditioning, ventilation or heating, as the case may be, for which Tenant shall pay to Landlord as additional rent hereunder, a sum equal to $100.00 per hour for providing heat, air-conditioning or ventilation (irrespective of whether any other tenants in the Building are furnished with heat, air-conditioning or ventilation at the same time) that being intended to cover Landlord's cost for the power or fuel required to provide the same. In the event that during the term of this Lease, or any renewal hereof, the Landlord's cost for providing after-hours heating, air-conditioning or ventilation shall increase by virtue of utility rate increases or unit fuel cost increases, the above-specified hourly charges shall be adjusted from time to time to reflect said increases. In addition to the foregoing, should there be any charges incurred by Landlord for additional attendant engineers or similar additional requirements as may be imposed from time to time by the State Labor Department, local authorities, union requirements, or the like, Tenant agrees to reimburse Landlord for its out-of-pocket expenses incurred in connection therewith, related to the after-hours use by Tenant.

               40. ELECTRIC CURRENT
               --------------------

               40.1. Landlord's obligation to supply current shall be limited to the current required to power the Building standard heating and air-conditioning systems and the lighting of common areas.

               40.2. Tenant shall arrange to purchase and pay for all of the electric current requirements for light and power used in connection with Tenant's operations within the Demised Premises. Landlord shall furnish and install an electric meter for the measurement of the consumption of Tenant's electric current as herein provided.

               40.3. At the request of Landlord, prior to the occupancy of the Demised Premises, Tenant shall execute any and all applications for service, or forms required by the. local utility company supplying electric current to the Building for the metering of all electric current and power required for the operation of the electrical equipment of any nature whatsoever and lights within or serving the Demised Premises.

               40.4. As an alternative to the obligations of Landlord and Tenant as set forth in Sections 40.1 and 40.2 above, Landlord may elect, at its option, to meter and furnish the electric current to the entire floor of which the Premises forms a part, in which case Tenant shall pay as additional rent Tenant's share of Landlord's cost therefor. Tenant's share of costs under this
Section 40.4 shall be based upon a percentage which the area of the Premises bears to the total floor area on which the Premises are located. Tenant, at its option, may in the alternative, install a separate electric meter and, in such event, Tenant shall pay its own electric costs directly to the utility company serving the Demised Premises and the provisions of Sections 40.1 and 40.2 shall thereupon apply hereunder.

               41. LIABILITY INSURANCE
               -----------------------

               41.1. Tenant, at its sole cost and expense, shall procure, provide and maintain in force during the term of this Lease the following policies to be written by good and solvent insurance companies satisfactory to Landlord having a policyholders' rating of no less than A+ XV as determined by the AM Best Company, or any successor thereto: (1) comprehensive general liability insurance, which shall include coverage for personal liability, contractual liability, Tenant's legal liability, bodily injury, death and property damage, all on an occurrence basis with respect to the business carried on, in or from the Demised Premises and Tenant's use and occupancy of the Demised Premises, with coverage for any one occurrence or claim of not less than $l,000,000 or such other amount as Landlord may reasonably require upon not less than six (6) months prior written notice. Such insurance shall include Landlord and the managing agent of the Building as additional insureds and shall protect Landlord in respect of claims by Tenant as if Landlord were separately insured; and (2) insurance against such other perils and in such amounts as Landlord may from time to time reasonably require upon not less than thirty (30) days prior written notice.

               41.2. Each of the aforesaid policies shall contain an undertaking by the insurer that no material change adverse to Landlord or Tenant will be made and such policy will not lapse or be cancelled, except after not less than ninety (90) days prior written notice to Landlord of the intended change, lapse or cancellation. On or before the Commencement Date and thereafter, at least thirty (30) days prior to the effective date of any policy, Tenant agrees to deliver to Landlord a duplicate original of the aforesaid policies.

               42. RISK INSURANCE
               ------------------

               42.1. Tenant, at its sole cost and expense, shall procure, provide and maintain in force during the term of this Lease the following policy to be written by a good and solvent insurance company satisfactory to Landlord having a policyholders' rating of no less than A+XV as determined by the AM Best Company, or any successor thereto: "All Risk" insurance , which shall cover the Demised Premises, Tenant's personal property, equipment and improvements against loss or damage by fire and any other hazards or casualties in an amount to provide for the actual replacement cost of the Demised Premises, Tenant's personal property, equipment and improvements. Such insurance shall include Landlord and the managing agent of the Building as additional insureds and shall protect Landlord in respect of claims by Tenant as if Landlord were separately insured. The aforesaid "All Risk" policy shall contain an undertaking by the insurer that no material change adverse to Landlord or Tenant will be made and such policy will not lapse or be cancelled, except after not less than ninety
(90) days prior written notice to Landlord of the intended change, lapse, or cancellation. On or before the Commencement Date and thereafter, at least thirty
(30) days prior to the effective date of the "All Risk" policy, Tenant agrees to deliver to Landlord a duplicate original of said policy.

               43. PARKING FACILITIES
               ----------------------

               43.1. So long as Tenant is not in default under this Lease, Landlord hereby grants to Tenant the revocable license (the "License") to park up to five (5) cars ("Allotted Parking"), for use solely by Tenant and Tenant's employees, licensees, guests and invitees in the parking area or areas serving the Building (the "Parking Area"). The use of any more than the Allotted Parking by Tenant, its employees, licensees, guests or invitees, after notice from Landlord, shall be deemed a material event of default under this Lease, and Landlord may immediately suspend or revoke the License and/or exercise such remedies as are provided in this Lease. Landlord shall not be responsible to Tenant for enforcing the License or for violation of the License by other tenants of the Building, by third parties, or guests or visitors to the Building.

               43.2. In the event the number of parking spaces in the Parking Area is reduced by circumstances beyond the control of Landlord, the Allotted Parking shall be reduced proportionately.

               43.3. Nothing contained in this Lease shall be deemed to create liability upon Landlord for any damage to motor vehicles of visitors or employees, for any loss of property from within those motor vehicles, or for any injury to Tenant, its employees, licensees, guests and invitees unless ultimately determined to be caused by the sole negligence or willful misconduct of Landlord, its agents, servants and employees. Tenant agrees to acquaint its employees with any parking rules and regulations promulgated by Landlord and assumes responsibility for compliance by its employees with such parking provisions, and Tenant shall be liable to Landlord for all unpaid parking charges, if any, incurred by its employees. Any amount due from Tenant pursuant to this Article 43 shall be deemed additional rent and failure to pay same shall constitute a default under the Lease. If Tenant or its employees, licensees, guests and invitees park illegally or in areas designated for use by others, or in driveways, fire lanes or areas not striped for general parking, then Landlord may charge Tenant, as additional rent, FIFTY and 00/100 DOLLARS ($50.00) per day for each day or partial day each motor vehicle is so parked. In addition, Tenant authorizes Landlord to (i) tow away from the Parking Area, at Tenant's sole cost and expense, any motor vehicle belonging to Tenant or Tenant's employees, licensees, guests and invitees parked illegally or in violation of this Article 43 or any parking rules and regulations promulgated by Landlord and (ii) attach violation stickers or notices to any motor vehicles belonging to Tenant or Tenant's employees, licensees, guests and invitees parked illegally or in violation of this Article 43 or any parking rules and regulations promulgated by Landlord.

               44. ACCESS AND COMMON AREAS
               ---------------------------

               44.1. Tenant shall have the right of nonexclusive use, in common with others, of (a) automobile parking areas not designated for use by others and driveways (subject to Article 43 hereof); (b) footways, and (c) such elevator and other facilities as may be constructed and designated from time to time by Landlord in the Building, all to be subject to the terms and conditions of the Lease and to reasonable rules and regulations for the use thereof as prescribed from time to time by Landlord.

               45. RELOCATION
               --------------

               45.1. If the Demised Premises contain less than 10,000 square feet of rentable area, Landlord shall have the right, at its option, upon at least 30 days written notice to Tenant, to relocate Tenant and to substitute for the Demised Premises other space within the office park of which the Building forms a part containing at least as much rentable area as the Demised Premises (the "Substitute Premises"). The Substitute Premises shall be improved by
Landlord at its expense, with decorations and improvements that are substantially comparable in quantity and quality to those provided by Landlord in the original Demised Premises. Landlord shall pay the expenses reasonably incurred by Tenant in connection with such substitution, including but not limited to costs of moving, door lettering and telephone relocation. The Substitute Premises shall become the "Demised Premises" for purposes of this Lease following Tenant's taking occupancy thereof.

               46. BROKE
               ---------

               46.1. Tenant represents that no real estate broker other than Alexander Summer Co. is responsible for bringing about, or negotiating, this Lease and Tenant has not dealt with any other broker in connection with the Demised Premises.

               46.2. In accordance with the foregoing representation, Tenant agrees to defend, indemnify and hold harmless the Landlord, its affiliates and/or subsidiaries, partners and officers from any expense or liability (including attorney's of fees) any arising out claim for commission by any broker other than Alexander Summer Co. claiming or alleging to have acted on behalf of or to have dealt with Tenant.

               47. CLEANING SERVICES
               ---------------------

               47.1. So long as Tenant is not in default under this Lease, Landlord shall provide services for maintenance of the grounds, common areas and parking areas and such other cleaning services within the Demised Premises as are set forth on "Cleaning Service Rider" annexed hereto and made a part hereof as Exhibit "D" f as same may be reasonably amended from time to time by Landlord.

               47.2. Tenant acknowledges that Landlord's obligation to cause the office areas of the Demised Premises to be cleaned excludes any portions of the Demised Premises not used as office areas (e. g., storage rooms, mailroom, computer areas, laboratories, private lavatories and areas used for the storage, preparation, service or consumption of food or beverages). Tenant shall pay to Landlord the cost of removal from the Demised Premises of any of Tenant's refuse or rubbish other than ordinary office waste, and Tenant, at Tenant's expense, shall cause all portions of the Demised Premises not used as office areas to be cleaned daily in a manner satisfactory to Landlord. Tenant also shall cause all portions of the Demised Premises used for the storage, preparation, service or consumption of food or beverages to be exterminated against infestation by vermin, roaches or rodents regularly and, in addition, whenever there shall be evidence of any infestation. Tenant shall contract directly with Landlord or, at Landlord's option, directly with Landlord's contractors, for the removal of such other refuse and rubbish and for cleaning services in addition to those furnished by Landlord and for extermination services required hereunder.

               48. ASSIGNMENT AND SUBLETTING
               -----------------------------

               48.1. For purposes of this Article and Article 11, any occupancy arrangement (including without limitation management agreements, concessions and licenses) affecting all or any part of the Demised Premises, other than a direct lease with Landlord, not deemed an assignment shall be referred to as a sublease and any occupant of all or part of the Demised Premises, other than a tenant under a direct lease with Landlord, not deemed an assignee shall be referred to as a sublessee. Supplementing the provisions of Article 11, and except as provided in Section 48.8 if the Tenant shall desire to assign this Lease, sublet or underlet all or any portion of the Demised Premises, it shall first submit in writing to the Landlord a notice setting forth in reasonable detail:

                    (a) the identity  and address of the proposed  assignee
               or sublessee;

                    (b) in the case of a subletting, the terms and conditions thereof;

                    (c) the nature and  character  of the  business  of the
               proposed assignee and sublessee and its proposed use for the Demised Premises;

                    (d) evidence that the proposed assignee or sublessee is
               a United States citizen or citizens or a corporation qualified to do business in the State of New Jersey and organized and existing under the laws of one of the States of the United States;

                    (e) banking,  financial  and other  credit  information
               relating to the proposed assignee or sublessee reasonably sufficient to enable Landlord to determine the proposed assignee's or sublessee's financial responsibility; and

                    (f) in the case of a  subletting  of only a portion  of
               the Demised Premises, plans and specifications for Tenant's layout, partitioning, and electrical installations for the portion of the Demised Premises to be sublet.

               48.2. If the nature and character of the business of the proposed assignee or sublessee, and the proposed use and occupancy of the Demised Premises, or any portion thereof, by the proposed assignee or sublessee, is in keeping and compatible with the dignity and character of the Building, then, subject to compliance with the requirements of Article 11 and this Article 48, anything to the contrary in Article 11 notwithstanding, Landlord agrees not unreasonably to withhold or delay its consent to any such proposed assignment or subletting; provided, however, that Tenant shall, by notice in writing as described in Section 48.1, advise Landlord of its intention to assign this Lease or to sublease all or any part of the Demised Premises, from, on and after a stated date (which shall not be less than 60 days after the date of Tenant's notice), in which event Landlord shall have the right, to be exercised by giving written notice, to recapture the space described in Tenant's notice. Such recapture notice shall, if given, cancel and terminate this Lease with respect to the space therein described as of a date which shall be the later of 30 days following the date set forth in Tenant's notice, or 30 days after Tenant shall have surrendered possession of the Demised Premises. In the event less than all of the Demised Premises are recaptured, Landlord shall construct and erect such partitioning and modify building systems as may be required to separate the space retained by Tenant from the space recaptured. The cost of such alterations shall be borne fully and exclusively by Tenant, shall constitute additional rent hereunder and shall be payable to Landlord within 20 days following a statement from Landlord for the amount thereof.

               48.3. If this Lease be cancelled pursuant to the foregoing with respect to less than the entire Demised Premises, the Minimum Rent and/or the Adjusted Minimum Rent and Tenant's Occupancy Percentage shall be adjusted on the basis of the number of square feet retained by Tenant in proportion to the number of square feet originally demised under this Lease, and this Lease, as so amended, shall continue thereafter in full force and effect.

               48.4. In addition to the foregoing requirements: (a) no sublease shall violate any law or result in an occupancy of the Demised Premises by more than two tenants, including the Tenant hereunder, (b) no sublease shall be for a term of less than two years, unless the unexpired term of this Lease shall be less than two years at the commencement of the sublease, (c) no assignee or sublessee shall be an existing tenant of or any party then negotiating for space in the Building, or any other building in the office park of which the Building is a part (i) owned by Landlord, Bellemead Development Corporation ("Bellemead") or any partnership in which Bellemead or an affiliate of Bellemead is a partner or (ii) managed by Bellemead or an affiliate of Bellemead ("Affiliated Building"), (d) no sublease shall result in the occupancy of less than 1000 square feet of space, (e) Tenant shall not be in default under any of the terms and conditions of this Lease at the time of any notice or request for consent under the terms of this Article or at the effective date of such assignment or subletting, (f) no subletting or assignment shall be for a rental rate less than that currently being charged by Landlord for comparable space in the Building or any Affiliated Building. Furthermore, anything to the contrary in Section 48.2 notwithstanding, Landlord shall not consent to any sublease or assignment unless Tenant agrees at the time of the proposed sublease or assignment and in the Tenant's notice required in Section 48.2 to pay over to Landlord seventy :five (75%) percent of all consideration (of whatever nature) that would be payable by the prospective sublessee or assignee to Tenant over the term of the sublease or assignment pursuant to such sublease or assignment which exceeds the pro rata share of the Minimum Rent allocable to the Demised Premises, or any part thereof, as the case may be, payable by Tenant hereunder and (g) Tenant shall pay when due all brokerage or similar commissions arising from any assignment or sublease.

               48.5. Any sublease must provide (a) that it shall be subject and subordinate to all of the terms and conditions of this Lease, (b) that notwithstanding Article 2 hereof, the use of the Demised Premises thereunder shall be restricted exclusively to executive and administrative office use, (c) that the term thereof shall not extend beyond a date which is one day prior to the expiration date of the Term hereof, (d) no sublessee or its heirs, distributees, executors, administrators, legal representatives, successors or assigns, without the prior consent of Landlord in each instance, which consent Landlord may withhold for any reason or no reason, shall (i) assign, whether by merger, consolidation or otherwise, mortgage or encumber its interest in any sublease, in whole or in part, or (ii) sublet, or permit the subletting of, that part of the Demised Premises affected by such subletting or any part thereof, or
(iii) permit such part of the Demised Premises affected by such subletting or any part thereof to be occupied or used for desk space, mailing privileges or otherwise, by any person other than such sublessee. The sale, pledge, transfer or other alienation of (y) any of the issued and outstanding capital stock of any corporate sublessee (unless such stock is publicly traded on any recognized security exchange or over-the-counter market) or (z) any transfer of interest in any partnership or joint venture sublessee, however accomplished, and whether in a single transaction or in a series of related or unrelated transactions, shall be deemed, for the purposes of this Section, an assignment of such sublease which shall require the prior consent of Landlord in each instance, and (e) in the event of cancellation or termination of this Lease for any reason whatsoever or of the surrender of this Lease whether voluntary, involuntary or by operation of law, prior to the expiration date of such sublease, including extensions and renewals granted thereunder, that, at Landlord's option, the subtenant shall vacate the Demised Premises or shall make full and complete attornment to Landlord for the balance of the term of the sublease, which attornment shall be evidenced by an agreement in form and substance satisfactory to Landlord which the subtenant shall execute and deliver at any time within five days after request by Landlord, its successors and assigns. The subtenant shall waive the provisions of any law now or hereafter in effect which may give the subtenant any right of election to terminate the sublease or to surrender possession of the Demised Premises in the event any proceeding is brought by Landlord to terminate this Lease. No assignee or sublessee shall receive any credit from Landlord whatsoever for security deposits, rent or any other monies paid to Tenant unless same shall have been actually received by Landlord.

               48.6. Each of the following events shall be deemed to constitute an assignment of this Lease and shall require the prior written consent of Landlord in each instance:

                    (a) Any assignment or transfer of this Lease by operation of law;

                    (b) Any hypothecation,  pledge or collateral assignment
               of this Lease;

                    (c) Any.  involuntary  assignment  or  transfer of this
               Lease   in   connection   with    bankruptcy,    insolvency,
               receivership or otherwise;

                    (d) Any assignment, transfer, disposition, sale or acquiring of a controlling interest in Tenant to or by any person, entity or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions; and

                    (e) Any  issuance of an interest or interests in Tenant
               (whether stock, partnership interests or otherwise) to any person, entity or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions, such that following such issuance, such person, entity or group shall hold a controlling interest in Tenant.

For purposes of the immediately preceding sentence, a "controlling interest" of Tenant shall mean fifty (50%) percent or more of the aggregate issued and outstanding equitable interests (whether stock, partnership interests or otherwise) thereof.

               48.7. Tenant, its sublessees, and their respective successors and assigns acknowledge and agree that the restriction that Landlord's consent under certain circumstances to a proposed assignment of this Lease or to a subletting shall not be unreasonably withheld and shall not be intended or construed as an agreement or covenant on the part of Landlord, but rather as a qualification on Tenant's covenant not to assign this Lease or sublet, and they further agree that Landlord shall not be liable in damages or subject to liability of any other kind or nature whatever by reason of Landlord's failure or refusal to grant its consent to any proposed assignment of this Lease or subletting of the Demised Premises, the sole and exclusive recourse being a declaratory judgment on the question of Landlord's reasonableness.

               48.8. It is a condition to the effectiveness of any permitted assignment or sublease otherwise complying with Article 11 and this Article 48 that the (i) Tenant increase on Landlord's demand the amount of security deposited with Landlord by a sum to be determined in the sole and absolute discretion of Landlord and (ii) assignee execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee assumes all obligations of Tenant under this Lease, and agrees that the provisions of Article 11 and this Article 48 shall continue to be binding upon it in respect of all future assignments of this Lease. No assignment of this Lease shall release the assignor from its continuing obligations to Landlord under this Lease or any renewals or extensions thereof, except as expressly herein provided, and Tenant and any subsequent assignor shall continue to remain jointly and severally liable (as primary obligor) for all of Tenant's obligations hereunder.

               48.9. Tenant covenants to obtain all permits and approvals required by any governmental or quasi-governmental agency for any work or otherwise required in connection with any assignment of this Lease or any sublease, and Tenant shall deliver copies of the same to Landlord prior to the commencement of work if work is to be done. Tenant is furthermore responsible for and is required to reimburse Landlord for all costs including, but not limited to, architectural, engineering and legal fees which Landlord incurs in reviewing any proposed assignment of this Lease or any sublease and any permits, approvals and applications for the construction within the Demised Premises. Tenant's failure to obtain any of the above-mentioned permits and approvals or to submit same and a duplicate original counterpart of the assignment or sublease to Landlord within five days of the date of issuance or execution of such item(s) shall constitute a default under this Lease.

               48.10. If Landlord reasonably withholds its consent of any proposed assignment or sublease, or if Landlord exercises its recapture option under Section 48.2, Tenant shall indemnify, defend and hold harmless Landlord against and from all loss, liability, damage, cost and expense (including reasonable attorneys' fees and disbursements) resulting from any claims that may be made against Landlord by the proposed assignee or sublessee or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease,

               48.11. If Landlord consents to any proposed assignment or sublease and Tenant fails to consummate the assignment or sublease to which Landlord consented within 45 days after the giving of such consent, Tenant shall be required again to comply with all of the provisions and conditions of this
Article 48 before assigning this Lease or subletting all or part of the Demised Premises.

               48.12. The joint and several liability of the named Tenant and any immediate or remote successor in interest of the named Tenant for the due performance and observance of all covenants and conditions to be performed and observed by Tenant shall not be impaired by any agreement of Landlord extending the time for such performance or observance or by Landlord's waiving or failing to enforce any provisions of this Lease.

               48.13. The listing of any name other than that of Tenant on any door of the Demised Premises or on any directory or in any elevator in the Building or otherwise, shall not operate to vest in the person so named any right or interest in this Lease or in the Demised Premises or the Building, or be deemed to constitute, or serve as a substitute for any prior consent required under this Article, and it is understood that any such listing shall constitute a privilege extended by Landlord which shall be revocable at Landlord's will by notice to Tenant.

               49.  TENANT'S  COOPERATION;  REASONABLE
                    MODIFICATIONS,  ESTOPPEL CERTIFICATE
                    ------------------------------------

               49.1. If, in connection with obtaining financing for the Building and/or the Real Estate, or otherwise upon the interest of the Landlord, as lessee, under any ground or underlying lease, any lending institution shall request reasonable modifications of this Lease as a condition of such financing, Tenant covenants not unreasonably to withhold or delay its agreement to such modification, upon Landlord's request, provided that such modification does not materially or adversely affect the rights of Tenant under this Lease.

               49.2. Tenant agrees at any time and from time to time, upon not less than ten days prior written request, that Tenant shall execute, acknowledge and deliver to Landlord, or its designee, a statement in writing certifying: that this Lease is unmodified and is in full force and effect (or if there have been modifications, the specifics thereof and that the Lease is in full force and effect as modified) ; the dates to which the Minimum Rent (or Adjusted Minimum Rent) and additional rent have been paid; the amount of all rents paid in advance, if any; and any other information that Landlord shall reasonably request. Tenant further agrees to furnish Landlord upon demand at any time such information and assurances as Landlord may request that Tenant has not breached the provisions of this Lease. It is intended hereby that any such statement delivered pursuant to this Article may be relied upon by a prospective purchaser of the Landlord's interest or a mortgagee of Landlord's interest, or any assignee of any mortgage upon Landlord's interests in the Real Estate. The foregoing obligation shall be deemed a substantial obligation of the tenancy, the breach of which shall give Landlord those remedies herein provided for an event of default. Tenant's -failure to timely deliver such statement shall be conclusive upon Tenant: (a) that this Lease is in full force and effect, without modification except as may be represented by Landlord; (b) that there are no uncured defaults in Landlord's performance and Tenant has no right of offset, counterclaim, defenses or deduction against the Minimum Rent, Adjusted Minimum Rent, additional rent or against Landlord; and (c) that no more than one month's installment of Minimum Rent has been paid in advance.

               49.3. Tenant agrees at any time ana from time to time, upon not less than ten (10) days prior written request, that Tenant shall demonstrate to Landlord Tenant's financial status and that of any occupant of the Demised Premises by submitting to Landlord all reasonable information as Landlord may request, including but not limited to a balance sheet as of a date within ninety
(90) days of Landlord's request therefor and statements of income or profit and loss. The foregoing obligation shall be deemed a substantial obligation of the tenancy, the breach of which shall give Landlord those remedies herein provided for an event of .default.

               50. LIMITATION OF LIABILITY;
                   DEFINITION OF "LANDLORD"
               ----------------------------

               50.1. Notwithstanding anything to the contrary herein provided, each and every term, covenant, condition and provision of this Lease, is hereby made specifically subject to the provisions of this Article 50. The term "Owner" or "Landlord" as used in this Lease means only the owners or lessors for the time being of the Real Estate, so that in the event of any conveyance of such interest and the transfer to the transferee of any funds then being held under this Lease by such owner, Landlord shall be and hereby is entirely freed and relieved of any and all obligations of Landlord hereunder thereafter accruing, and it shall be deemed without further agreement between the parties and such grantee(s) that the grantee has assumed and agreed to observe and perform all obligations of Landlord hereunder. It is specifically understood and agreed that notwithstanding anything to the contrary herein provided or otherwise provided at law or in equity, there shall be absolutely no personal liability in excess of its interest in the Real Estate to the Landlord or any successor in interest thereto (whether the same be an individual, joint venture, tenancy in common, firm or partnership, general, limited or otherwise) or on the part of the members of any firm, partnership or joint venture or other unincorporated Landlord with respect to any of the terms, covenants and/or conditions of this Lease; in the event of a breach or default by Landlord, or any successor in interest thereof, of any of its obligations under this Lease, Tenant shall look solely to the then Landlord for the satisfaction of each and every remedy of Tenant, such exculpation of personal and additional liability which is in excess of such interest in the Real Estate to be absolute and without any exception whatsoever.

               51. STATUTORY WAIVER; NOTICE BY TENANT
               --------------------------------------

               51.1. Tenant waives the benefit of N.J.S.A. 46: 8-6 and 46: 8-7, as same may be amended. Tenant further waives its right under N.J.S.A.2A: 18-60, as same may be amended. Tenant agrees that it will not be relieved of the obligations to pay the Minimum Rent, Adjusted Minimum Rent or any additional rent in case of damage to or destruction of the Building, except as provided in
Article 9 of the Printed Portion of this Lease.

               51.2. Tenant shall give Landlord immediate notice in case of fire or accident within the Demised Premises, or, upon the Real Estate if involving Tenant, its servants, agents, guests, employees, invitees or licensees.

               52. JOINT AND PERSONAL LIABILITY
               --------------------------------

               52.1. The liability of Peter T. Maher and Raymond Schwartz shall be personal, joint and several. Raymond Schwartz and Peter T. Maher each consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed by Peter T. Maher or Raymond Schwartz and by any bills, statements, notices, demands, requests or other communications which may hereafter be given by Raymond Schwartz or Peter T. Maher. Any bills, statements, notices, demands, requests or other communications given or rendered to Peter T. Maher or Raymond Schwartz shall be deemed given or rendered to and binding upon both Peter T. Maher and Raymond Schwartz.

               53. PERSONAL TAXES
               ------------------

               53.1. Tenant agrees to pay all taxes imposed upon Tenant or on the personal property of Tenant in connection with its use and occupancy of the Demised Premises including, but not limited to, personal property, income, withholding and unemployment compensation, and to hold Landlord harmless from collection thereof out of monies due and owing Landlord,

               54. BUILDING CHANGES
               --------------------

               54.1. This Lease shall not be affected or impaired by any change to any lawns, sidewalk, driveways, parking areas or streets adjacent to or around the Building, except as provided in the . provisions of this Lease dealing with condemnation.

               55. HOLDING OVER
               ----------------

               55.1. Tenant shall pay Landlord double the fair market rental value of the Demised Premises, as determined by Landlord (but in no event less than double the total of Adjusted Minimum Rent plus additional rent then applicable under the Lease) for each month or partial month during which Tenant retains possession of the Demised Premises, or any part thereof, after or the expiration may be subject to certain rights of occupancy held by other parties and that any retention of possession by Tenant after the last day of the term of this Lease may cause significant hardship on Landlord and on parties to whom certain rights of occupancy for all or any part of the Demised Premises have been granted. In connection with the foregoing, Tenant shall defend, indemnify and hold Landlord harmless against all liabilities and damages sustained by reason of any such retention of possession. If Tenant retains possession of the Demised Premises, or any part thereof, for thirty (30) days or longer after the expiration or termination of this Lease, then Landlord, at Landlord's election expressed in a written notice to Tenant but not otherwise, may, in addition to all other rights and remedies available to Landlord under this Lease and by law, constitute such holding over as a renewal of this Lease for a period of one (1) year on the same terms as are set forth in this Lease, except that the Minimum Rent shall be equal to the then fair rental value of the Demised Premises, as determined by Landlord (but in no event less than the Minimum Rent then payable by Tenant under this Lease). Nothing contained in this Lease shall be construed as a consent by Landlord to the occupancy or possession by Tenant of the Demised Premises beyond the Termination Date or prior expiration of the term hereof, and Landlord, upon the Termination Date or prior expiration of the term hereof, shall also be entitled to consequential damages and to the benefit of all legal remedies that now may be in force or may be hereafter enacted for summary possession of the Demised Premises.

               56. RESTRICTIVE COVENANT -FOOD SERVICE
               --------------------------------------

               56.1. Tenant hereby covenants and agrees (anything to the contrary contained in this Lease, notwithstanding) that it shall not use the Demised Premises or any portion thereof, for the service of food to anyone other than Tenant's employees, nor shall it maintain any facilities for the sale or consumption of food to and by anyone other than Tenant's employees without, in each case, obtaining the prior written consent of the Landlord. The consent of the Landlord required hereunder may be withheld for any reason or no reason.

               56.2. Landlord represents to Tenant, and Tenant acknowledges, that pursuant to agreements made or to be made by and between the Landlord and third parties for the operation of a restaurant, cafeteria, coffee-cart ,and similar food services for this Building and/or other buildings in the office park in which this Building is located, no tenant of this Building, including Tenant, shall prepare, contract for, serve or otherwise make available a food service facility in competition with such third parties. Any breach of this restriction by the Tenant shall be deemed a material event of default under the terms of this Lease, and Landlord may, in its discretion, exercise such remedies as it may deem appropriate to terminate this Lease, prevent a violation of this covenant, and recover any damages to which it may be exposed by virtue of a breach by the Tenant.

               56.3. Tenant shall not permit the consumption of food or drink in the common areas of the Building.

               57. NOTICES
               -----------

               57.1. All notices, demands and requests which may or are required to be given by either party hereunder to the other, shall be in writing. All notices, demands and requests by Landlord to Tenant shall be deemed to have been properly given if sent by Landlord or its managing agent and mailed by registered or certified mail, return receipt requested, postage prepaid, addressed to Tenant at the Demised Premises or to such other address as Tenant may from time to time designate by written notice to Landlord.

               All notices, demands and requests by Tenant to Landlord shall be deemed duly given or served if, and shall not be deemed duly given or served unless, sent by registered or certified mail, return receipt requested, postage prepaid, addressed to Landlord at:

               LANDLORD:   7 Becker Farm Associates
                           c/o Bellemead Management Co., Inc.
                           280 Corporate Center
                           4 Becker Farm Road
                           Roseland, New Jersey  07068
                           Attention: Legal Department

or to such other address as Landlord may from time to time designate by written notice to Tenant.

               All notices referred to hereunder shall be deemed given and received two days after the date said notice is mailed by United States registered or certified mail as aforesaid, in any post office or branch post office regularly maintained by the United State Government, unless said notice was personally served upon an officer of Landlord or Tenant, in which case such notice shall be deemed given when delivered.

               58. INTERPRETATION
               ------------------

               58.1. If any term or provisions of this Lease or the application thereof to any party or circumstance shall to any extent be invalid or unenforceable, the remainder . . of this Lease or the application of such term or provision to parties or circumstances other than to those with respect to which it is held invalid or enforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

               58.2. Time is of the essence with respect to the observance and performance of every provision of this Lease to be observed and performed by Tenant.

               58.3. In any and all cases where Landlord's consent or approval is required under this Lease, Tenant shall upon Landlord's demand reimburse Landlord, as additional rent, for all costs and expenses, including but not limited to architectural, engineering and legal fees, which Landlord. incurs in determining whether to grant its consent or approval.

               58.4. Tenant shall pay all legal fees and expenses incurred by Landlord (i) in interpreting, enforcing or modifying the terms of the Lease,
(ii) in  commencing  and  prosecuting  a suit for the  recovery  of the  Demised
Premises, damages or any amounts owed to Landlord, (iii) in commencing and prosecuting a declaratory action, (iv) in defending an action or counterclaim brought by Tenant and (v) in preparing for or appearing in an arbitration, mediation or other nonjudicial proceeding.

               58.5. This Lease shall be governed by and construed in accordance with the laws of and enforced only in the courts of New Jersey. Tenant irrevocably appoints Landlord as Tenant's agent for service of process related to this Lease. The foregoing appointment shall be a special power of attorney coupled with an interest and shall be irrevocable. Tenant hereby irrevocably submits itself to the jurisdiction of the courts of the State of .New Jersey and to the jurisdiction of the United States District Court for the District of New Jersey for the purposes of any suit, action or other proceeding brought by Landlord arising out of or based upon this Lease. Tenant hereby waives and agrees not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Lease may not be enforced in or by such court.

               58.6. This Lease shall be construed without regard to any presumption or other rule requiring construction against the party causing this Lease to be drafted. Text deleted from a prior draft of this Lease shall not be admissible in an action or proceeding relating to the Lease for the purpose of altering or limiting the meaning or effect of the Lease.

               58.7. Tenant hereby unconditionally appoints Landlord as Tenant's duly authorized agent and attorney-in-fact and delegates to Landlord the unqualified power of attorney to execute such instruments in the name of Tenant and undertake such measures on behalf of Tenant as Landlord may reasonably determine. The foregoing appointment shall be a special power of attorney coupled with an interest and shall be irrevocable.

               58.8. Tenant acknowledges and agrees that it has had the assistance of counsel in the review, negotiation and execution of this Lease or has waived its right to counsel.

               59. NO OFFER OR AGREEMENT
               -------------------------

               59.1. No broker or agent of any broker has authority to make or agree to make a lease or any other agreement or undertaking in connection herewith, including, but not limited to the modification, amendment of or cancellation of a lease. The mailing or delivery of this document or any draft hereof by the Landlord or its agent to Tenant, its agent or attorney shall not be deemed an offer by the Landlord to lease the Demised Premises on the terms herein. This Lease shall not be effective, nor shall Tenant have any rights with respect thereto unless and until Landlord shall accept this Lease and execute and deliver the same to Tenant.

               60. DAMAGES
               -----------

               60.1.  Notwithstanding  anything  to the  contrary  contained  in
Article 18 hereof, if Landlord shall re-enter the Demised Premises under the provisions of Article 18, or in the event of the termination of this Lease, or of re-entry, by or under any summary dispossess or other proceeding or action of any provision of law by reason of default hereunder on the part of Tenant, Tenant shall pay to Landlord as damages, (i) a sum which at the time of such termination of this Lease or at the time of any such re-entry by Landlord, as the case may be, equals the aggregate Adjusted Minimum Rent payable hereunder which would have been payable by Tenant (conclusively presuming that additional rent on account of increases in Taxes and Building Operating Costs shall increase at the average of the rates of increase thereof previously experienced by Landlord during the period not to exceed 3 years prior to such termination) for the period commencing with such earlier termination of this Lease or the date of such re-entry, as the case may be, and ending with the Termination Date, had this Lease not so terminated or had

Landlord not so re-entered the Demised Premises plus (ii) the expenses of re-letting, including altering and preparing the Demised Premises for new tenants, brokers commissions, attorney's fees and all other expenses properly chargeable against the Demised Premises and the rental thereof. Any such re-letting may be for a period shorter or longer than the remaining term of this Lease; but in no event shall Tenant be entitled to receive any excess of such net rents over the sums payable by Tenant to Landlord hereunder, or shall Tenant be entitled in any suit for the collection of damages pursuant to this subsection to a credit in respect of any net rents from a reletting. If the Demised Premises or any part thereof should be re-let in combination with the other space, then proper apportionment on a square foot basis shall be made ,of the rent received from such re-letting and of the expenses of re-letting.

               60.2. Suit or suits for the recovery of such damages, or any installments thereof, may be brought by Landlord from time to time at its election, and nothing contained herein shall be deemed to require Landlord to postpone suit until the date when the term of this Lease would have expired if it had not been so terminated or had Landlord not re-entered the Demised Premises. Nothing herein contained shall be construed to limit or preclude recovery by Landlord against Tenant of any sums or damages to which, in addition to the damages particularly provided above, Landlord may lawfully be entitled by reason of any default hereunder on the part of Tenant. Any indemnity of Tenant shall survive the expiration or earlier termination of this Lease. Nothing herein contained shall be construed to limit or prejudice the right of Landlord to prove for and obtain as liquidated damages by reason of the termination of this Lease or re-entry of the Demised Premises for the default of Tenant under this Lease, an amount equal to the maximum allowed by any statute or rule of law governing the proceedings in which such damages are to be proved whether or not such amount be greater, equal to, or less than any of the sums referred to in
Section 60.1.

               61. BANKRUPTCY
               --------------

               61.1. If, as a matter of law, Landlord has no right on the bankruptcy of Tenant to terminate this Lease, then, if Tenant, as debtor, or its trustee wishes to assume or assign this Lease, in addition to curing or adequately assuring the cure of all defaults existing under this Lease on Tenant's part on the date of filing of the proceeding (such assurances being defined below), Tenant, as debtor, or the trustee or assignee, must also furnish adequate assurances of future performance under this Lease (as defined below). Adequate assurance of curing defaults means the posting with Landlord of a sum in cash. sufficient to defray the cost of such a cure. Adequate assurance of future performance under this Lease means posting a deposit equal to three (3) months rent, including all other charges payable by Tenant hereunder, such as the amounts payable pursuant to Article 36 hereof, and, in the case of an assignee, assuring Landlord that the assignee is financially capable of assuming this Lease, and that its use of the Demised Premises will not be detrimental to the other tenants in the Building or Landlord. In a reorganization under Chapter 11 of the Bankruptcy Code, the debtor or trustee must assume this Lease or assign it within one hundred twenty (120) days from the filing of the proceeding, or he shall be deemed to have rejected and terminated this Lease.

               61.2. If this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C. Section 101 et seq. (the "Bankruptcy Code"), any and all monies or other considerations to be delivered in connection with the assignment shall be delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed to have assumed all of the obligations arising under this Lease on and after the date of the assignment, and shall upon demand execute and deliver to Landlord an instrument confirming that assumption.

               62. SECURITY
               ------------

               62.1. In the event Landlord applies or retains any portion or all of the security deposited, Tenant shall forthwith restore the amount so applied or retained so that at all times the amount deposited with Landlord shall be not less than $4,474.17.

               62.2. In addition to the statutory Landlord's lien, Tenant hereby grants to Landlord a security interest to secure payment of all Adjusted Minimum Rent, Minimum Rent, additional rent or other sums of money due from Tenant, and to secure payment of any damages or loss which Landlord may suffer by reason of the breach by Tenant of any covenant, agreement, or condition contained herein, upon all goods, wares, fixtures, furniture, improvements and other personal property of Tenant and fixtures and improvements, whether installed by Landlord or Tenant, presently Or hereafter situated on the Premises. Such property shall not be removed from the Premises without the consent of the Landlord until all arrearages in Adjusted Minimum Rent, Minimum Rent and additional rent as well as any other sums of money due Landlord hereunder shall first have been paid, and all the covenants, agreements and conditions hereof have been fulfilled and performed by Tenant. In addition to any other remedies provided herein, upon default by Tenant, Landlord may peaceably prevent Tenant's access to the Demised Premises or reduce or suspend the provision of services thereto without the same constituting a constructive eviction or otherwise reducing Tenant's obligations hereunder. Landlord may also enter the Premises and take possession of any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant situated upon the Premises without liability for trespass or conversion. Landlord may sell the same at a public or private sale, with or without having such property at the sale, after giving Tenant reasonable notice as to the time and place of the sale. At such sale, Landlord or its assignees may purchase the property unless such purchase is otherwise prohibited by law. Unless otherwise provided by law, the requirement of reasonable notice shall be met if such notice is given to Tenant at the Premises at least three (3) days prior to the time of the sale. The proceeds of such disposition, less all expenses connected with the taking of possession and sale of the property, including attorney's fees, shall be applied as a credit against the indebtedness secured by the security interest granted in this Section. Any surplus shall be paid to Tenant and Tenant shall pay any deficiencies upon demand. Upon request, Tenant will execute and deliver to Landlord financing or continuation statements in a form sufficient to perfect the security interest of Landlord in the aforementioned property and the proceeds thereof. The statutory Landlord's lien for rent is not waived; the security interest herein granted is in addition and supplementary thereto,

               63. PARTNERSHIP
               ---------------

               63.1. If Tenant is a partnership, joint venture or unincorporated association (or is comprised of two (2) or more persons, individually and as co-partners of a partnership) or if Tenant's interest in this Lease shall be assigned to a partnership, joint venture or unincorporated association (or to two (2) or more persons, individually and as co-partners of a partnership) pursuant to Articles 11 and 48 (any such partnership and such persons are referred to in this Section as "Partnership Tenant"), the following provisions of this Section shall apply to such Partnership Tenant; (i) the liability of each of the persons comprising Partnership Tenant shall be joint and several, individually and as a partner, and (ii) each of the persons comprising Partnership Tenant, whether or not such person shall be one of the persons comprising Tenant at the time in question, hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Demised Premises to Landlord, and by any notices, demands, requests or other communications which may hereafter be given, by Partnership Tenant or by any of the persons comprising Partnership Tenant, and (iii) any bills, statements, notices, demands, requests or other communications given or rendered to Partnership Tenant or to any of the persons comprising Partnership Tenant shall be deemed given or rendered to Partnership Tenant and to all such persons and shall be binding upon Partnership Tenant and all such persons, and (iv) if Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and shall be liable for such performance, together with all other partners, jointly or severally, individually and as a 'partner, and (v) Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall so assume of performance of all covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subdivision (iv) of this Section).

               64. RENEWAL OPTION
               ------------------

               64.1. Subject to the provisions of Section 65.2 below, Tenant shall have the option to renew this Lease for an additional term of five (5) years (the "Renewal Term"), which

Renewal Term shall commence upon the expiration of the term described in Article 37 of this Lease (the "Initial Term"). The terms, covenants and conditions during the Initial Term, including but not limited to the definitions of the First Tax Year and First Operating Year as set forth in Article 36 hereof, shall be projected and carried over into the Renewal Term, except as specifically set forth hereinafter.

               (a) The Minimum Rent during the Renewal Term shall be the greater of (I) Market Rent (as defined in clause (b) below) or (ii) the Adjusted Minimum Rent as of the last day of the Initial Term.

               (b) "Market Rent" shall mean the fair market rent $or the Demised Premises, as of the commencement date of the Renewal Term (the "Determination Date"), based upon the rents generally in effect for comparable office space in the area in which the Real Estate is located. Market Rent (for the purposes of determining the Minimum Rent only during the Renewal Term) shall be determined on what is commonly known as "gross" basis; that is, in computing Market Rent, it shall be assumed that all real estate taxes and expenses for customary services are included in such Market Rent and are not passed through to the Tenant as separate additional charges. Notwithstanding the foregoing, the Minimum Rent for the Renewal Term shall be thereafter increased from time to time as provided in this Lease and the First Tax Year and First Operating Year for the Renewal Term shall be defined as provided in Article 36 hereof.

               (c) Landlord shall notify Tenant ("Landlord's Determination Notice") of Landlord's determination of the Market Rent within sixty (60) days of the Determination Date. If Tenant disagrees with Landlord's determination, Tenant shall notify Landlord ("Tenant's Notice of Disagreement") within fifteen
(15) days of receipt of Landlord's Determination Notice. Time shall be of the essence with respect to Tenant's Notice of Disagreement, and the failure of Tenant to give such notice within the time period set forth above shall conclusively be deemed an acceptance by Tenant of the Market Rent as determined by Landlord and a waiver by Tenant of any right to dispute such Market Rent. If Tenant timely gives its Tenant's Notice of Disagreement, then the Market Rent shall be determined as follows: Landlord and Tenant shall, within thirty (30) days of the date on which Tenant's Notice of Disagreement was given, each appoint an Appraiser (hereinafter defined) for the purpose of determining the Market Rent. An Appraiser shall mean a duly qualified impartial real estate appraiser having at least ten (10) years experience in the area in which the Demised Premises are located. In the event that the two (2) Appraisers so appointed fail to agree as to the Market Rent within a period of thirty (30) days after the appointment of the second Appraiser, such two (2) Appraisers shall forthwith appoint a third Appraiser who shall make a determination within thirty (30) days thereafter. If such two Appraisers fail to agree upon such third Appraiser within ten (10) days following the last thirty (30) day period, such third Appraiser shall be appointed by a presiding Judge of the Superior Court of the State of New Jersey for the County in which the Real Estate is located. Such two (2) 'Appraisers or three (3) Appraisers, as the case may be, shall proceed with all reasonable dispatch to determine the Market Rent. The decision of such Appraisers shall be final; such decision shall be in writing and a copy shall be delivered simultaneously to Landlord and to Tenant. If such Appraisers fail to deliver their decision as set forth above prior to the commencement of the Renewal Term, Tenant shall pay Landlord the Adjusted Minimum Rent at the rate as of the last day of the Initial Term, until such decision is so delivered. If the Market Rent as determined above is in excess of the actual rent paid, then Tenant, upon demand, shall pay to Landlord the difference between the actual rent paid and the Market Rent from the commencement of the Renewal Term. Landlord and Tenant shall each be responsible for and shall pay the fee of the Appraiser appointed by them respectively, and Landlord and Tenant shall share equally the fee of the third Appraiser. Promptly upon determination of the Market Rent, Tenant shall execute and deliver a Lease amendment prepared by Landlord setting forth the terms of the Renewal Term.

               64.2. Tenant's option to renew, as provided in Section 64.1 above, shall be strictly conditioned upon and subject to each of the following:

               (a) Tenant shall notify Landlord in writing of Tenant's exercise of its option to renew at least nine (9) months, but not more than twelve (12) months, prior to the expiration of the Initial Term;

               (b) At the time Landlord  receives Tenant's notice as provided in
(a) above, and at the expiration of the Initial Term, Tenant shall not have been in default under the terms or provisions of this Lease and the Tenant named on the first and last page of this Lease shall be in occupancy of the entire Demised Premises;

               (c) Tenant shall have no further renewal option other than the option to extend for the one Renewal Term as set forth in Section 64.1 above;

               (d) This option to renew shall be deemed personal to the Tenant named on the first and last page of this Lease and may not be assigned;

               (e) Landlord shall have no obligation to do any work or perform any services for the Renewal Term with respect to the Demised Premises or the Building which Tenant agrees to accept in their then "as is" condition; and

               (f) No later than ten (10) days prior to the commencement of the Renewal Term, Tenant shall deposit with Landlord such additional sums as may be required to increase any security deposit then held by Landlord proportionate to the increase in the Minimum Rent.

               65. ECRA COMPLIANCE

               65.1. Tenant shall, at Tenant's own expense, comply with the Environmental Cleanup Responsibility Act, (N.J.S.A. 13: 1K-6 et seq.), the Comprehensive Environmental Response, Compensation 6 Liability Act (42 U. S. C. 9601 et seq.) and the Spill Compensation and Control Act (N.J.S.A. 58: 10-23.11 et seq.) and any and all amendments thereto and the regulations and orders promulgated thereunder. Tenant shall, at Tenant's own expense, make all submissions to, provide all information to, and comply with all requirements of, the Bureau of Industrial Site Evaluation (" the Bureau") of the New Jersey Department of Environmental Protection and Energy ("NJDEPE"). Should the Bureau or any other division of NJDEPE determine that a cleanup plan be prepared and that a cleanup be undertaken because of any spills or discharges of hazardous substances or wastes in or about the Real Estate caused by Tenant which occur during the term of this Lease, then Tenant shall, at Tenant's own expense, prepare and submit the required plans and financial assurances, and carry out the approved plans. Tenant's obligations under this Article shall arise if there is any closing, terminating or transferring of operations of an industrial :establishment utilizing the Demised Premises or a transfer of the Real Estate or any portion thereof which falls under the purview of the statutes hereinbefore referred.

               65.2. At no expense to Landlord, Tenant shall promptly provide all information requested by Landlord for preparation of non-applicability affidavits and shall promptly sign such affidavits when requested by Landlord, Tenant shall indemnify, defend and save harmless Landlord from all fines, suits, procedures, claims and actions of any kind arising out of or in any way connected with any spills or discharges of hazardous substances or wastes in or about the Real Estate caused by Tenant which occur during the term of this Lease; and from all fines, suits, procedures, claims and actions of any kind arising out of Tenant's failure to provide all information, make all submissions and take all actions required by the Bureau or any other division of NJDEPE. Tenant's obligations and liabilities under this Article shall continue so long as Landlord remains responsible for any spills or discharges of hazardous substances or wastes in or about the Real Estate caused by Tenant which occur during the term of this Lease. Tenant's failure to abide by the terms of this Article shall be restrainable by injunction.

               IN WITNESS WHEREOF, Landlord has signed this Lease and this Rider, and Tenant has signed this Lease and this Rider this 1st day of July, 1992.


                                         LANDLORD:
ATTESTED BY:                             7 BECKER FARM ASSOCIATES
                                         By: 7 Becker Farm Corp.,
                                             General Partner

/s/ Marc Leonard Ripp                        By:  /s/ James S. Servidea
------------------------------                    ----------------------------
Marc Leonard Ripp                                 James S. Servidea
Assistant Secretary                               Vice President

Apply Corporate Seal Here
                                         AGENT FOR LANDLORD:

ATTESTED BY:                             BELLEMEAD MANAGEMENT CO., INC.,


/s/ Marc Leonard Ripp                    By:      /s/ James S. Servidea
-------------------------------                   ----------------------------
Marc Leonard Ripp                                  James S. Servidea
Assistant Secretary                                Vice President

Apply Corporate Seal Here

                                         TENANT:

WITNESSED BY:                            PETER T. MAHER


/s/ Marc Ripp                            By:       /s/ Peter T. Maher
-------------------------------                   ----------------------------
Name: Marc Ripp                                   Peter T. Maher
     --------------------------
      (Please Print)


WITNESSED BY:                            RAYMOND SCHWARTZ


/s/ Marc Ripp                            By:      /s/ Raymond Schwartz
-------------------------------                   ----------------------------
Name: Marc Ripp                                   Raymond Schwartz
     --------------------------
      (Please Print)

                                   EXHIBIT "A"

                                   EXHIBIT "B"

                              Intentionally Deleted

                               Prior To Execution

                                   EXHIBIT "C"

                               7 BECKER FARM ROAD
                               ------------------


                  DESCRIPTION OF PREMISES, situated in the BOROUGH OF ROSELAND, ESSEX COUNTY, N.. J.

                  Being shown as Lot 13, Block 30-1, on the
                  Final Map Bellemead Development Corporation
                  Filed as Map No. 3366, on August 14, 1978.

BEGINNING at a point in the westerly sideline of ADP Boulevard, said point being South 36"-20'-30". West 61.61 feet from the intersection of the westerly sideline, extended, of ADP Boulevard with the southerly sideline, extended, of Becker Farm Road and running,
Thence (1) along the westerly sideline of ADP Boulevard,  South 36"-20'-30" West
395.69 feet to a point of curvature;
thence (2) still along said sideline, on a curve curving to the right having a radius of 300.00 feet, an arc distance of 136.18 feet to a point of tangency; thence (3) still along the same, South 62"-20'-59" West 44.92 feet to the northeasterly corner of Lot 12;
thence (4) along the northerly line of Lot 12, North 48"-45'-58" West 628.03 feet to the southeasterly corner of Lot 11;
thence (5) along the easterly line of Lot 11, North 39"-37'-49" East 439.55 feet to the southerly sideline of Becker Farm Road;
thence (6) along said sideline, South 65"-32'-11" East 603.23 feet to a point of curvature;
thence (7) on a curve curving to the right having a radius of 50.00 feet, an arc distance of 88.91 feet to the point and place of BEGINNING.

            Subject to such easements as are shown on the filed Map.

            Containing 8.06 Acres.

            Description in accordance with a survey prepared by

            G. C. Stewart Assoc., Inc., dated August 25, 1978.

                                   EXHIBIT "D"
                                   -----------



                             CLEANING SERVICE RIDER
                             ----------------------


General Cleaning Office Area
----------------------------

Cleaning Services provided five (5) days per week.

Cleaning hours Monday through Friday, between 5: 30 p. m. and before 8: 00 a.
m. of the following day.

On the last day of the week the work will be done after 5: 30 p. m. Friday, but before 8: 00 a. m. Monday.

No cleaning on holidays.

Furniture will be dusted and desk tops will be wiped clean. However, desks with loose papers on the top will not be cleaned.

Window sills and baseboards to be dusted and washed when necessary:

Office wastepaper baskets will be emptied.

Cartons or refuse in excess of that which can be placed in wastepaper baskets will not be removed. Tenants are required to place such unusual refuse in trash cans or a spot designated by the Landlord.

Cleaner will not remove nor clean tea or coffee cups or similar containers; also, if such liquids are spilled in wastebaskets, the wastebaskets will be emptied but not otherwise cleaned. .

Vinyl composition tile floors will be swept daily.

Carpets will be swept daily and vacuumed weekly.

All closet shelving, coat racks, etc., will be dusted weekly.

Seat cushions on chairs,

Lavatories
----------

All lavatory floors to nightly. sofas, etc., will be swept and washed vacuumed weekly with disinfectant



                                   PAGE 1 OF 2
                                   -----------

Tile walls and dividing partitions to be washed and disinfected weekly.

Basins, bowls, urinals to be washed and disinfected daily.

Mirrors, shelves, plumbing work, bright work, and enamel surfaces cleaned nightly.

Waste receptacles and wash dispensaries to be filled with appropriate tissues, towels and soap supplied by Tenant.

Main Lobby Elevators, Building Exterior and Corridors
-----------------------------------------------------

Wipe and wash all floors in main lobby nightly.

Wipe and/or vacuum elevator floor nightly.

Polish floors weekly in elevator.

Elevator cab to be wiped clean daily and thoroughly cleaned and polished weekly.

Lobby walls, glass, etc., to be wiped clean daily and thoroughly cleaned and polished weekly.

Lobby entrance doors, windows to be washed weekly.

Windows will be cleaned when necessary but not less than once every eight weeks, inside and outside.


Miscellaneous Services
----------------------

Sweep sidewalk in front of building entrances daily.

Remove snow and ice from sidewalks when accumulation reaches 3" or more.

Keep stairways clean at all times.

Keep Custodian's Rooms and Mechanical Rooms clean and in orderly condition at all times.

Work Excluded
-------------

Cleaning services do not include the washing nor polishing, nor waxing of furniture, files, cabinets, wastebaskets or other personal property of Tenant. When such work is necessary, Tenant may make necessary arrangements for same directly with Landlord's cleaning employees.









                                   PAGE 2 OF 2
                                   -----------

                                   EXHIBIT "E"

                             LEGAL HOLIDAY SCHEDULE


                                 New Year's Day

                              Washington's Birthday

                                  Memorial Day

                                Independence Day

                                    Labor Day

                                Thanksgiving Day

                                    Christmas